Exhibit 32.1
INFINEX VENTURES INC.
OFFICER’S CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of INFINEX VENTURES INC. (the “Company”) on Form 10-QSB for the period ending January 31,2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael DeRosa, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 16, 2007

/s/  Michael DeRosa
Michael DeRosa
Chief Executive Officer
Chief Financial Officer